Equity	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
EQUITY

Note 20: - Equity

a.	Share capital

	December 31, 2023		December 31, 2022
	Authorized	Outstanding	Authorized	Outstanding
Ordinary shares of NIS 1 par value	70,000,000	57,479,528	70,000,000	44,832,843

b.	Changes in share capital:

Issued and outstanding share capital:

Number of
shares

Balance as of January 1, 2022	44,799,794

Issue of shares	-
Exercise of options into share units	1,421
Vesting of restricted shares units	31,628
Balance as of December 31, 2022	44,832,843

Issue of shares	12,631,579
Exercise of options into shares units	2,662
Vesting of restricted shares units	12,444
Balance as of December 31, 2023	57,479,528

c.	Rights attached to Shares

Voting rights at the shareholders general meeting, rights to dividend, rights in case of liquidation of the Company and rights to nominate directors.

d.	Share options and restricted shares units

During 2023 and 2022, 42,175 and 8,325 share options, respectively, were exercised, on a net exercise basis, into 2,662 and 1,408 ordinary shares of NIS 1 par value each and 12,444 and 31,608 restricted shares units were vested, respectively. The total consideration from such exercise totaled $4 and $9 thousand for 2023 and 2022, respectively.

For additional information regarding options and restricted shares units granted to employees and management in 2023, refer to Note 21 below.

e.	Capital management in the Company

The Company’s goals in its capital management are to preserve capital ratios that will ensure stability and liquidity to support business activity and create maximum value for shareholders.

f.	Issuance of ordinary shares by the Company

On November 21, 2019, FIMI, the leading private equity firm in Israel acquired from third parties 5,240,956 ordinary shares at a price of $6.00, representing ownership of approximately 13% of the Company’s then outstanding shares.

On February 10, 2020, the Company consummated a private placement with FIMI, pursuant to which the Company issued 4,166,667 ordinary shares at a price of $6.00 per share, for total gross proceeds of $25 million. Upon closing of the private placement, FIMI’s aggregate ownership represented approximately 21% of the Company’s then outstanding shares.

On September 7, 2023, the Company consummated a private placement with FIMI, pursuant to which the Company issued 12,631,579 ordinary shares at a price of $4.75 per share (which represented the average closing price of the Company’s shares on NASDAQ during the 20 trading days prior to the date of execution of the private placement), for total gross proceeds of $60 million. Following the closing of the private placement, FIMI beneficially owned approximately 38% of the Company’s outstanding ordinary shares and became a controlling shareholder of the Company, within the meaning of the Israeli Companies Law, 1999.

Concurrently with the execution of the share purchase agreement, the Company entered into an amended and restated registration rights agreement with FIMI pursuant to which, among other things, the Company undertook to file with the U.S. Securities and Exchange Commission a registration statement registering the resale of all of the ordinary shares held by FIMI, per its request, at any time commencing after the lapse of six months following the closing of the private placement.

Mr. Ishay Davidi, Ms. Lilach Asher-Topilsky and Mr. Uri Botzer, members of the Company’s board of directors, are executives of FIMI.